                                                                   EXHIBIT 10.34

                               AGREEMENT TO AMEND
                  CONVERTIBLE PROMISSORY NOTE AND REGISTRATION
                     RIGHTS AGREEMENT AND TO WAIVE BREACHES

            This AGREEMENT TO AMEND CONVERTIBLE PROMISSORY NOTE AND REGISTRATION
RIGHTS  AGREEMENT  AND TO WAIVE  BREACHES is executed on and effective as of the
24th day of  June,  2005 by and  between  NYFIX,  Inc.  ("NYFIX")  and  Whitebox
Convertible Arbitrage Partners L.P ("Whitebox" and, with NYFIX, the "Parties").

            WHEREAS,  NYFIX and  Whitebox  entered  into that  certain  Purchase
Agreement  dated as of  December  30,  2004,  as amended on March 30,  2005 (the
"Purchase Agreement");

            WHEREAS,  pursuant  to  the  Purchase  Agreement,  NYFIX  issued  to
Whitebox that certain Unsecured Convertible Promissory Note dated as of December
30, 2004 in the principal  amount of Seven Million Five Hundred Thousand Dollars
($7,500,000) (the "Note");

            WHEREAS,  NYFIX and Whitebox entered into that certain  Registration
Rights  Agreement  dated as of  December  30,  2004  (the  "Registration  Rights
Agreement");

            WHEREAS,  questions have arisen regarding the rights and obligations of the  respective  Parties  under  the  Purchase  Agreement,  the  Note and the
Registration Rights Agreement; and

            WHEREAS, NYFIX and Whitebox wish to resolve these questions to their mutual satisfaction.

            NOW THEREFORE,  in consideration of the above premises,  in order to resolve the aforementioned  questions, and in consideration of the covenants and promises contained herein, the Parties hereto agree as follows:

            1.   The  first  sentence  of  Section  4(b) of the  Note is  hereby deleted in its entirety and replaced with the following:

                     "The  'Conversion  Rate'  initially shall be
                     $5.75 (an amount equal to the product of (i)
                     the average (rounded to the nearest $.01) of
                     the closing  prices of Maker's  Common Stock
                     on  the   Trading   System   for  the   five
                     consecutive    trading   days    immediately
                     preceding  the date hereof,  and (ii) 1.16).
                     ."

            2.   The  first  sentence  of  Section  5(a) of the  Note is  hereby deleted in its entirely and replaced with the following:

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                     "If,  at any time  while any  portion of the
                     principal   or  interest  of  this  Note  is
                     outstanding,   the  closing   price  of  the
                     Maker's  Common Stock has  exceeded  150% of
                     the Conversion  Rate (as computed in Section
                     4(a)  above  and   subject   to   adjustment
                     pursuant to  Sections  4(b) and 4(c)) for at
                     least 10 trading days in the  30-trading day
                     period ending within five trading days prior
                     to the  date  of  the  Maker's  Notice,  and
                     provided that the Maker has, pursuant to the
                     terms of the Registration  Rights Agreement,
                     an effective  registration  statement  under
                     the Act and applicable state securities laws
                     covering the public resale of such shares by
                     Payee,   then   Maker  may  elect  to  cause
                     automatic  conversion  of all or any portion
                     of the outstanding  principal and/or accrued
                     but unpaid interest on this Note into shares
                     of the  Maker's  Common  Stock  based on the
                     Conversion Rate (as computed in Section 4(a)
                     above and subject to adjustment  pursuant to
                     Sections 4(b) and 4(c)).

            3.   Section  2.1 of the  Registration  Rights  Agreement  is hereby amended as follows:

                 Reference to "June 30,  2005" in the first  sentence is changed to "December 31, 2005" and reference to "September 30, 2005" in the fourth sentence is changed to "March 31, 2006."

            4.   Whitebox  agrees to waive any and all  breaches and defaults by
                 NYFIX of or under  the  Purchase  Agreement,  the  Registration
                 Rights  Agreement or the Note that  occurred  from December 30,
                 2004  up  to  and   including   the  date  of   execution   and
                 effectiveness of this Agreement.

            5.   Except as set forth  herein,  all  provisions  of the  Purchase
                 Agreement, Registration Rights Agreement and the Note remain in full force and effect.

            6.   This  Agreement may be executed in any number of  counterparts, each of which shall be an original,  but all of which  together constitute one instrument.

Acknowledged and agreed by:

NYFIX, INC.                                     WHITEBOX CONVERTIBLE ARBITRAGE
                                                   PARTNERS, L.P.

By /s/ Mark R. Hahn                             By /s/ Andrew Redleaf
   ----------------------------                    -----------------------------
   Its Chief Financial Officer                     Its Whitebox Advisors, LLC
                                                   (Managing Member)

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